Exhibit 99.1

Apple Reports Fourth Quarter Results

Apple Concludes Best Quarter & Best Year in Company History

CUPERTINO, California—October 11, 2005—Apple® today announced financial results for its fiscal 2005 fourth quarter ended September 24, 2005, reporting the highest revenue and earnings in the Company’s history. Apple posted revenue of $3.68 billion and a net quarterly profit of $430 million, or $.50 per diluted share. These results compare to revenue of $2.35 billion and a net profit of $106 million, or $.13 per diluted share, in the year-ago quarter. Gross margin was 28.1 percent, up from 27.0 percent in the year-ago quarter. International sales accounted for 40 percent of the quarter’s revenue.

Earnings per share benefited by $.12 from several tax items related to net deferred tax assets, tax reserves, and a revision to the full year tax rate estimated in prior quarters.

Apple shipped 1,236,000 Macintosh® units and 6,451,000 iPods during the quarter, representing 48 percent growth in Macs and 220 percent growth in iPods over the year-ago quarter.

For fiscal 2005, the Company generated revenue of $13.93 billion and a net profit of $1.335 billion, reflecting annual growth of 68 percent and 384 percent, respectively, and representing the highest annual revenue and net profit in the Company’s history.

“We’re thrilled to have concluded the best year in Apple’s history, with 68 percent year-over-year revenue growth and 384 percent net profit growth,” said Steve Jobs, Apple’s CEO. “This is the direct result of our focus on innovation and the immense talent and creativity at Apple. We could not be more excited about the new products we’re working on for 2006.”

“We’re very pleased to report 48 percent year-over-year growth in Mac shipments in Q4, as well as our 10th consecutive quarter of record iPod sales,” said Peter Oppenheimer, Apple’s CFO. “Looking ahead to the first quarter of fiscal 2006 which will span 14 weeks, we expect revenue of about $4.7 billion. We expect GAAP earnings per diluted share of about $.46, including an estimated $.03 per share expense impact from non-cash share-based compensation, translating to non-GAAP EPS of about $.49.”

Apple will provide live streaming of its Q4 2005 financial results conference call utilizing QuickTime™, Apple’s standards-based technology for live and on-demand audio and video streaming. The live webcast will begin at 2:00 p.m. PDT on Tuesday October 11, 2005 at http://www.apple.com/quicktime/qtv/earningsq405/ and will also be available for replay. The QuickTime player is available free for Macintosh and Windows users at www.apple.com/quicktime.

This press release contains forward-looking statements about the Company’s estimated revenue and earnings as well as the estimated expense impact of adoption of SFAS 123R for the first quarter of fiscal 2006. These statements involve risks and uncertainties and actual results may differ. Potential risks and uncertainties include continued competitive pressures in the marketplace; the effect competitive and economic factors and the Company’s reaction to them may have on consumer and business buying decisions with respect to the Company’s products; the ability of the Company to make timely delivery of new programs, products and successful technological innovations to the marketplace; the continued availability on acceptable terms of certain components and services essential to the Company’s business currently obtained by the Company from sole or limited sources including G4 and G5 microprocessors; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements, and reduced end-user purchases relative to expectations; possible disruption in commercial activity as a result of natural disasters or major health concerns including epidemics; risks associated with the Company’s retail initiative including significant investment cost, uncertain consumer acceptance and potential impact on existing reseller relationships; the effect that the Company’s dependency on manufacturing and logistics services provided by third parties may have on the quality, quantity or cost of products manufactured or services rendered; the Company’s reliance on the availability of third-party music content; the ability of the Company to successfully evolve its operating system; the ability of the Company to make timely delivery of new products with Intel microprocessors and related hardware and software technological changes and innovations to support Intel microprocessors; the development and availability on acceptable terms of components and services essential to enable the Company to deliver products based on Intel microprocessors in a timely manner; the Company’s dependency on third-party software developers to timely develop future applications that support Intel microprocessors and Power PC microprocessors; and the potential negative impact the transition of all Macs to Intel microprocessors by the end of 2007, or the announcement of such transition, might have on sales of current or future Mac products with Power PC processors. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended September 25, 2004, the Company’s Form 10-Q for the quarter ended December 25, 2004, the Company’s Form 10-Q for the quarter ended March 26, 2005, and the Company’s Form 10-Q for the quarter ended June 25, 2005. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Apple ignited the personal computer revolution in the 1970s with the Apple II and reinvented the personal computer in the 1980s with the Macintosh. Today, Apple continues to lead the industry in innovation with its award-winning desktop and notebook computers, OS X operating system, and iLife and professional applications. Apple is also spearheading the digital music revolution with its iPod portable music players and iTunes online music store.

Press Contact:

Steve Dowling

(408) 974-1896

dowling@apple.com

Investor Relations Contacts:

Nancy Paxton

(408) 974-5420

paxton1@apple.com

Joan Hoover

(408) 974-4570

hoover1@apple.com

NOTE TO EDITORS: For additional information visit Apple’s PR website (www.apple.com/pr/), or call Apple’s Media Helpline at (408) 974-2042.

© 2005 Apple Computer, Inc. All rights reserved. Apple, the Apple logo, Mac, Mac OS, Macintosh, Power Mac and QuickTime are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except share amounts)

	September 24, 2005	September 25, 2004
ASSETS:
Current assets:
Cash and cash equivalents	$3,491	$2,969
Short-term investments	4,770	2,495
Accounts receivable, less allowances of $46 and $47, respectively	895	774
Inventories	165	101
Deferred tax assets	331	231
Other current assets	648	485
Total current assets	10,300	7,055
Property, plant, and equipment, net	817	707
Goodwill	69	80
Acquired intangible assets	27	17
Other assets	338	191
Total assets	$11,551	$8,050

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$1,779	$1,451
Accrued expenses	1,705	1,200
Total current liabilities	3,484	2,651
Non-current liabilities	601	323
Total liabilities	4,085	2,974

Commitments and contingencies

Shareholders’ equity:
Common stock, no par value; 1,800,000,000 shares authorized; 835,019,364 and 782,887,234 shares issued and outstanding, respectively	3,521	2,514
Deferred stock compensation	(60)	(93)
Retained earnings	4,005	2,670
Accumulated other comprehensive income (loss)	—	(15)
Total shareholders’ equity	7,466	5,076
Total liabilities and shareholders’ equity	$11,551	$8,050

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	September 24, 2005	September 25, 2004	September 24, 2005	September 25, 2004

Net sales	$3,678	$2,350	$13,931	$8,279
Cost of sales	2,643	1,716	9,888	6,020
Gross margin	1,035	634	4,043	2,259

Operating expenses:
Research and development	147	122	534	489
Selling, general, and administrative	470	379	1,859	1,421
Restructuring costs	—	5	—	23
Total operating expenses	617	506	2,393	1,933

Operating income	418	128	1,650	326
Other income and expense:
Gains on non-current investments	—	—	—	4
Interest and other income, net	60	19	165	53
Total other income and expense	60	19	165	57

Income before provision for income taxes	478	147	1,815	383
Provision for income taxes	48	41	480	107
Net income	$430	$106	$1,335	$276

Earnings per common share:
Basic	$0.52	$0.14	$1.65	$0.37
Diluted	$0.50	$0.13	$1.56	$0.36

Shares used in computing earnings per share (in thousands):
Basic	821,420	766,926	808,439	743,180
Diluted	866,404	805,812	856,780	774,622

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

(in millions, except share and per share amounts)

	Three Months Ended September 24, 2005				Three Months Ended September 25, 2004
	As Reported	Non-GAAP Adjustments(a)		Non-GAAP	As Reported	Non-GAAP Adjustments(a)		Non-GAAP

Operating income	$418	$11	(b)	$429	$128	$16	(c)	$144

Total other income and expense	60	—		60	19	—		19

Provision for income taxes	48	1	(d)	49	41	3	(d)	44

Net income	$430	$10		$440	$106	$13		$119

Earnings per common share:
Basic	$0.52			$0.54	$0.14			$0.16
Diluted	$0.50			$0.51	$0.13			$0.15

Shares used in computing earnings per share (in thousands):
Basic	821,420			821,420	766,926			766,926
Diluted	866,404			866,404	805,812			805,812

(a)       These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation, restructuring costs, and investment gains provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results. Neither the Company’s GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation, the impact of which is disclosed in the Company’s Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending December 31, 2005.

(b)       This adjustment reflects the non-cash compensation expense related primarily to restricted stock awarded to the Company’s CEO in fiscal 2003 and restricted stock units awarded to members of the Company’s senior management team in fiscal 2004 and 2005.  Of the total non-cash compensation expense of $11 million, $1 million is included in cost of sales; $2 million is included in research and development expense; and $8 million is included in selling, general and administrative expense. Note that neither the Company’s GAAP nor non-GAAP results of operations includes the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123R.

(c)        This adjustment includes $5 million related to restructuring actions initiated during the fourth quarter of fiscal 2004 as well as $11 million related to non-cash compensation expense primarily attributable to restricted stock awarded to the Company’s CEO and restricted stock units awarded to members of the Company’s senior management team. Of the total non-cash compensation expense of $11 million, $1 million is included in cost of sales; $2 million is included in research and development expense; and $8 million is included in selling, general and administrative expense.

(d)       Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

(in millions, except share and per share amounts)

	Twelve Months Ended September 24, 2005				Twelve Months Ended September 25, 2004
	As Reported	Non-GAAP Adjustments(a)		Non-GAAP	As Reported	Non-GAAP Adjustments(a)		Non-GAAP

Operating income	$1,650	$42	(b)	$1,692	$326	$57	(c)	$383

Total other income and expense	165	—		165	57	(4	)(d)	53

Provision for income taxes	480	4	(e)	484	107	10	(e)	117

Net income	$1,335	$38		$1,373	$276	$43		$319

Earnings per common share:
Basic	$1.65			$1.70	$0.37			$0.43
Diluted	$1.56			$1.60	$0.36			$0.41

Shares used in computing earnings per share (in thousands):
Basic	808,439			808,439	743,180			743,180
Diluted	856,780			856,780	774,622			774,622

(a)       These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation, restructuring costs, and investment gains provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results. Neither the Company’s GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation, the impact of which is disclosed in the Company’s Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending December 31, 2005.

(b)       This adjustment reflects the non-cash compensation expense related primarily to restricted stock awarded to the Company’s CEO in fiscal 2003 and restricted stock units awarded to members of the Company’s senior management team in fiscal 2004 and 2005.  Of the total non-cash compensation expense of $42 million, $2 million is included in cost of sales; $6 million is included in research and development expense; and $34 million is included in selling, general and administrative expense. Note that neither the Company’s GAAP nor non-GAAP results of operations includes the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123R.

(c)        This adjustment includes $23 million related to restructuring actions initiated during fiscal 2004 as well as $34 million related to non-cash compensation expense primarily attributable to restricted stock awarded to the Company’s CEO and restricted stock units awarded to members of the Company’s senior management team. Of the total non-cash compensation expense of $34 million, $1 million is included in cost of sales; $4 million is included in research and development expense; and $29 million is included in selling, general and administrative expense.

(d)       This adjustment represents gain on sales of non-current investments.

(e)        Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

RECONCILIATION OF NON-GAAP TO GAAP FINANCIAL GUIDANCE SUMMARY

(in millions, except per share amounts)

The financial guidance provided below is an estimate based on information available as of October 11, 2005. The Company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the Company’s financial results are stated above in this press release. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended September 25, 2004, the Company’s Form 10-Q for the quarter ended December 25, 2004, the Company’s Form 10-Q for the quarter ended March 26, 2005, and the Company’s Form 10-Q for the quarter ended June 25, 2005. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Q1 2006 Financial Guidance Summary
	GAAP	Non-GAAP Adjustments(a)		Non-GAAP

Gross margin	27.3%	0.1	%(b)	27.4%

Operating expenses	$760	(40	)(b)	$720

Provision for income taxes	$188	14	(c)	$202

Diluted earnings per common share	$0.46	$0.03	(d)	$0.49

(a)       These adjustments reconcile the Company’s GAAP to its non-GAAP financial guidance for the first quarter of fiscal 2006.  The Company believes that excluding items such as non-cash share-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

(b)       This adjustment reflects the expected non-cash compensation expense attributable to share-based compensation awards including restricted stock and restricted stock units, employee stock options and shares issued under the employee stock purchase plan. This amount reflects the total estimated expense of non-cash share-based compensation subsequent to the application of SFAS 123 revised (123R), which the Company will adopt in the first quarter of fiscal 2006.

(c)        Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

(d)       This adjustment represents the expected net of tax impact on earnings per share from the non-GAAP adjustments related to share-based compensation expense.